                                                                   Exhibit 99.1

                            [VOXWARE LETTERHEAD]

VOXWARE ANNOUNCES FISCAL 2006 YEAR END AND FOURTH QUARTER RESULTS

PRINCETON, N.J. -- SEPTEMBER 1, 2006 - Voxware, Inc. (NASDAQ Capital Market:
VOXW), a leading supplier of voice-driven logistics solutions, announced preliminary financial results for the quarter and twelve months ended June 30, 2006.

                                            THREE MONTHS ENDED JUNE 30,
                                              2006              2005                           % CHANGE
                                              ----              ----                           --------
                                               (in thousands)                  (positive numbers indicate favorable variance,
                                                                                numbers in () indicate unfavorable variance)
        Total Revenues                  $     3,485        $     5,340                           (35)%

       Net Income/(Loss)                $    (3,699)       $      (145)                       (2,451)%
 applicable to common stockholders

                                            TWELVE MONTHS ENDED JUNE 30,
                                              2006              2005                           % CHANGE
                                              ----              ----                           --------
                                                                               (positive numbers indicate favorable variance,
                                                                                numbers in () indicate unfavorable variance)

        Total Revenues                  $    15,478        $    17,502                           (12)%

       Net Income/(Loss)                $    (6,843)       $    (1,456)                         (370)%
 applicable to common stockholders


Revenues for the twelve months ended June 30, 2006 were $15.5 million, down 12% from $17.5 million in 2005, with a corresponding operating loss equal to $6.9 million. After the exclusion of $4.1 million in amortization of deferred employee compensation associated with stock option issuances and acceleration of vesting (a non-cash item), 2006 operating loss was $2.8 million (a non-GAAP measure). Voxware believes this non-GAAP measure is a more representative measure of overall financial health of the Company because it is more closely correlated to cash flow.

Tom Drury, Voxware President and CEO, said, "2006 was a transitional year for Voxware. The company began execution of a multi-year strategy to reposition Voxware as a leading provider of speech recognition enabled software for the logistics industry. In so doing, Voxware partnered with LXE Inc. to transition its hardware business to LXE, engaged development of a partner led sales strategy with Symbol Technologies, Inc, RedPrairie Corporation, and Infologix Inc., amongst others, and invested $3.2 million in research and development of its next generation software products, featuring VoiceLogistics Pro(TM). The combination of these activities negatively impacted the near term financial performance of the business, but in management's view, best positions the company for future revenue and profit growth."

Details of the company's quarterly and twelve month financial results are as follows:

Revenues for the fiscal fourth quarter increased to $3.5 million, up 30% from $2.7 million in the third quarter of 2006, although down $1.9 million from fiscal 2005 fourth quarter. Total operating expenses for fiscal 2006 fourth quarter were $5.6 million, up 70% from $3.3 million in the third quarter of 2006, and up 93% from $2.9 million in the fourth quarter of 2005. The increase in operating expenses over the third quarter of 2006 was due primarily to approximately $2.5 million in deferred compensation, a non-cash charge associated with accelerating the vesting of employee stock options. Without acceleration this would be expensed over future periods as the underlying stock options vested. The increase in costs over the prior year's quarter reflects not only the deferred compensation charge, but also increased spending in R&D and Sales & Marketing associated with developing a new product line, VoiceLogistics Pro, and development of a partner led sales channel. The company expects to continue this increased level of spending to take advantage of the use of voice in the logistics market place over the coming years. With the acceleration of selected employee options, future periods will not be charged with deferred compensation associated with these options. Net loss applicable to common stockholders

                              [VOXWARE LETTERHEAD]

for the fourth quarter increased to $3.7 million or $0.59 per diluted share, compared to $0.1 million or $0.32 per diluted share in the fourth quarter of 2005.

Net loss applicable to common stockholders for the full year increased to $6.8 million or $1.22 per diluted share, compared to $1.5 million or $3.78 per diluted share in 2005. The improvement in the per share loss is primarily due to the conversion of preferred shares into common stock during the year.


ABOUT VOXWARE

Voxware's corporate headquarters are in Princeton, New Jersey, with operating offices in Cambridge, Massachusetts and the United Kingdom. Additional information about Voxware can be obtained on the Internet at WWW.VOXWARE.COM.

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:
Paul Commons
IR@voxware.com
609-514-4100

This news release may contain forward-looking statements. Such statements are subject to certain factors that may cause Voxware's plans to differ or results to vary from those expected including the risks associated with Voxware's need to introduce new and enhanced products and services in order to increase market penetration and the risk of obsolescence of its products and services due to technological change; Voxware's need to attract and retain key management and other personnel with experience in providing integrated voice-based solutions for logistics, specializing in the supply chain sector; the potential for substantial fluctuations in Voxware's results of operations; competition from others; Voxware's evolving distribution strategy and dependence on its distribution channels; the potential that speech products will not be widely accepted; Voxware's need for additional capital; and a variety of risks set forth from time to time in Voxware's filings with the Securities and Exchange Commission. Voxware undertakes no obligation to publicly release results of any of these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected results.

                               (Tables to Follow)

                              [VOXWARE LETTERHEAD]

                         Voxware, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                        (in thousands, except share data)

                                                                                    June 30, 2006        June 30, 2005
                                                                                    -------------        -------------
                                     ASSETS
CURRENT ASSETS
      Cash and cash equivalents                                                   $        6,909         $       3,639
      Accounts receivable, net of allowance for doubtful accounts of $184 and
         $116 at June 30, 2006 and June 30, 2005, respectively                             2,394                 2,408
      Inventory, net                                                                         629                   616
      Deferred project costs                                                                  54                   150
      Prepaids and other current assets                                                       85                    61
                                                                                 ------------------- -------------------
           Total current assets                                                           10,071                 6,874

PROPERTY AND EQUIPMENT, NET                                                                  388                   238
OTHER ASSETS
      Deferred financing costs, net                                                           88                   266
      Capitalized software development costs                                                  45                     -
      Other assets, net                                                                       54                    36
                                                                                 ------------------- -------------------
           Total other assets                                                                187                   302
                                                                                 ------------------- -------------------
TOTAL ASSETS                                                                      $       10,646         $       7,414
                                                                                 =================== ===================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Current portion of long-term debt                                           $          503         $         666
      Line of credit                                                                       1,300                 1,000
      Accounts payable and accrued expenses                                                2,312                 3,103
      Deferred revenues                                                                    1,951                 1,501
                                                                                 ------------------- -------------------
           Total current liabilities                                                       6,066                 6,270
      Long-term debt, net of current maturities                                              253                   334
                                                                                 ------------------- -------------------
           Total liabilities                                                               6,319                 6,604
                                                                                 ------------------- -------------------

STOCKHOLDERS' EQUITY
      7% cumulative Series D Convertible Preferred Stock, $0.001 par value, ($9,744 aggregate liquidation preference at June 30, 2005); 649,621,940 shares issued
         and outstanding at June 30, 2005                                                      -                   650
      Common Stock, $0.001 par value, 12,000,000 and 1,500,000,000 shares authorized as of June 30, 2006 and June 30, 2005, respectively;
          6,262,844 and 521,354 shares issued and outstanding at
          June 30, 2006 and June 30, 2005, respectively                                        6                     1
      Additional paid-in capital                                                          77,753                70,795
      Accumulated deficit                                                                (73,389)              (66,626)
      Deferred compensation                                                                  (40)               (4,022)
      Accumulated other comprehensive (loss) gain                                             (3)                   12
                                                                                 ------------------- -------------------
           Total stockholders' equity                                                      4,327                   810
                                                                                 ------------------- -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $       10,646         $       7,414
                                                                                 =================== ===================


Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-KSB and 10-QSB.


                              [VOXWARE LETTERHEAD]

                         VOXWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          THREE MONTHS ENDED JUNE 30,              YEAR ENDED JUNE 30,
                                                       --------------------------------      --------------------------------
                                                            2006              2005                2006              2005
                                                       --------------    --------------      --------------    --------------
REVENUES
      Product revenues                                 $       2,571     $       4,063       $      11,922      $    13,859
      Services revenues                                          914             1,277               3,556            3,643
                                                       --------------    --------------      --------------    --------------
          TOTAL REVENUES                                       3,485             5,340              15,478           17,502
                                                       --------------    --------------      --------------    --------------

COST OF REVENUES
        Cost of product revenues                                 998             1,102               3,952            4,380
        Cost of service revenues                                 603             1,236               3,351            3,685
                                                       --------------    --------------      --------------    --------------
          TOTAL COST OF REVENUES                               1,601             2,338               7,303            8,065
                                                       --------------    --------------      --------------    --------------

GROSS PROFIT                                                   1,884             3,002               8,175            9,437
                                                       --------------    --------------      --------------    --------------

OPERATING EXPENSES
        Research and development                                 760               692               3,160            2,274
        Sales and marketing                                    1,408               965               5,091            2,985
        General and administrative                               596               797               2,756            2,992
        Amortization of deferred employee compensation         2,854               398               4,062            1,630
                                                       --------------    --------------      --------------    --------------
          TOTAL OPERATING EXPENSES                             5,618             2,852              15,069            9,881
                                                       --------------    --------------      --------------    --------------

OPERATING LOSS                                                (3,734)              150              (6,894)            (444)

OTHER (EXPENSES) INCOME
      Interest expense, net of interest income                     2               (62)                (45)            (247)
      Gain on sale of tax loss carryforwards                       -                 -                 248                -
      Other (expenses) income, net                                33               (61)                (52)             (69)
                                                       --------------    --------------      --------------    --------------

NET LOSS BEFORE INCOME TAXES                                  (3,699)               27              (6,743)            (760)

PROVISION FOR INCOME TAXES                                         -                 -                 (20)               -
                                                       --------------    --------------      --------------    --------------

NET LOSS                                                      (3,699)               27              (6,763)            (760)
      Dividends-Series D Convertible Preferred Stock               -              (172)                (80)            (696)
                                                       --------------    --------------      --------------    --------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS             $      (3,699)    $        (145)      $      (6,843)     $    (1,456)
                                                       ==============    ==============      ==============    ==============

NET LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
      Basic and diluted                                $       (0.59)    $       (0.32)      $       (1.22)     $     (3.78)
                                                       ==============    ==============      ==============    ==============

WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTING NET LOSS PER COMMON SHARE
      Basic and diluted                                        6,263               460               5,596              386
                                                       ==============    ==============      ==============    ==============

Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-KSB and 10-QSB.